UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 20, 2008
D.R. Horton, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-14122	75-2386963

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
301 Commerce Street, Suite 500, Fort Worth, Texas 76102
(Address of principal executive offices)
Registrant’s telephone number, including area code: (817) 390-8200
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Consummation of the Exchange Offer
     On June 20, 2008, D.R. Horton, Inc. (the “Company”), entered into the Twenty-Ninth Supplemental Indenture, dated as of June 20, 2008 (the “New Notes Indenture Supplement”), among the Company, the guarantors named therein and American Stock Transfer & Trust Company, LLC, as trustee (the “Trustee”), which supplements the Indenture, dated as of June 9, 1997, by and among the Company, the guarantors party thereto and the Trustee (as so supplemented, the “Indenture”). The New Notes Indenture Supplement provides for the issuance of the Company’s 9.75% Senior Notes due 2010 (the “New Notes”) in exchange for the Company’s outstanding 9.75% Senior Subordinated Notes due 2010 (the “Existing Notes”) tendered pursuant to the Company’s offer to exchange (the “Offer”) any and all of the Existing Notes for an equal principal amount of the New Notes.
     The Offer expired at 5:00 p.m., New York City time, on June 19, 2008, and was consummated on June 20, 2008. Approximately $96,777,000 aggregate principal amount, representing approximately 85.27% of the outstanding principal amount of the Existing Notes, was tendered for exchange in the Offer. The Company accepted all validly tendered Existing Notes and, in exchange, has issued an equal principal amount of New Notes pursuant to the New Notes Indenture Supplement. For each $1,000 principal amount of outstanding Existing Notes validly tendered before 5:00 p.m., New York City time, on June 4, 2008, a holder also received a consent payment of $10, in connection with the consent solicitation described below. The Company did not receive any proceeds from the issuance of the New Notes.
     The New Notes bear interest at a rate of 9.75% per annum and will mature on September 15, 2010. The Company will pay interest on the New Notes on March 15 and September 15 of each year. The interest payment on September 15, 2008 will include interest from March 15, 2008, the last date on which interest on the exchanged Existing Notes was paid. The New Notes are guaranteed by each of the Company’s wholly-owned subsidiaries that guarantee the Existing Notes.
     The New Notes are the Company’s general obligations and are not secured by any collateral, and rank equally in right of payment with all other unsecured unsubordinated indebtedness of the Company. The New Notes rank senior in right of payment to the Existing Notes that remain outstanding. The guarantees also are not secured by any collateral and rank equally in right of payment with all other unsecured unsubordinated debt of the guarantors. The New Notes are not subject to redemption prior to maturity, but holders of the New Notes have the right to require the Company to purchase some or all of their New Notes upon a change of control (as defined). The New Notes Indenture Supplement contains covenants that restrict the ability of the Company and its restricted subsidiaries to use assets as security in other transactions, create restrictions on the ability of restricted subsidiaries to make certain payments, and engage in mergers, consolidations or sales of all or substantially all of the Company’s assets and contains customary events of default.
     The Indenture has been qualified under the Trust Indenture Act of 1939, and the terms of the New Notes include those set forth in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act.

     The New Notes were issued solely to existing securityholders of the Company pursuant to the exemption from registration under Section 3(a)(9) of the Securities Act of 1933, as amended. The Company did not pay or give, directly or indirectly, any commission or other remuneration, including underwriting discounts, to any broker, dealer, salesman or other person for soliciting tenders of the Existing Notes in connection with the Offer, and the Company did not retain any dealer, manager or other agent to solicit tenders with respect to the Offer.
     The foregoing description of the terms of the New Notes and the Indenture is qualified in its entirety by reference to the Indenture, including the New Notes Indenture Supplement, which are included as Exhibits 4.1 and 4.2, and are incorporated herein by reference.
Amendments to the Existing Notes Indenture
     In conjunction with the Offer, the Company also solicited (the “Consent Solicitation”), consents of holders of the Existing Notes to amend certain provisions of the indenture governing the Existing Notes. The indenture for the Existing Notes is the Indenture dated as of September 11, 2000 (as supplemented, the “Existing Notes Indenture”), among the Company, the guarantors party thereto and the Trustee. As previously reported in the Company’s Current Report on Form 8-K filed with the SEC on June 5, 2008, following the receipt of requisite consents for the amendment of the Existing Notes Indenture, on June 4, 2008, the Company, the guarantors and the Trustee entered into a Seventh Supplemental Indenture with respect to the Existing Notes.
     The amendments to the Existing Notes Indenture provided in the Seventh Supplemental Indenture became operative upon the consummation of the Offer on June 20, 2008. Following the consummation of the Offer, approximately $16,723,000 aggregate principal amount of Existing Notes remains outstanding.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information set forth in Item 1.01 of this report under the heading “Consummation of the Exchange Offer” is incorporated by reference into this Item 2.03.
Item 3.03. Material Modification of Rights of Security Holders.
     The information set forth in Item 1.01 of this report under the heading “Amendments to the Existing Notes Indenture” is incorporated by reference into this Item 3.03.
Item 8.01. Other Events
     On June 20, 2008, the Company issued a press release announcing the expiration and consummation of the Offer. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
4.1	Indenture, dated as of June 9, 1997, among the Company, the guarantors named therein and American Stock Transfer & Trust Company, as trustee. (*)

4.2	Twenty-Ninth Supplemental Indenture, dated as of June 20, 2008, by and among D.R. Horton, Inc., the guarantors party thereto and American Stock Transfer & Trust Company, LLC, formerly known as American Stock Transfer & Trust Company, as trustee. (**)

99.1	Press release dated June 20, 2008. (**)

(*)	Incorporated herein by reference from Exhibit 4.1(a) to the Company’s Registration Statement on Form S-3 (No. 333-27521), filed with the SEC on May 21, 1997.

(**)	Filed herewith.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 20, 2008

D.R. Horton, Inc.
By:	/s/ Bill W. Wheat
Bill W. Wheat
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit

4.1	Indenture, dated as of June 9, 1997, among the Company, the guarantors named therein and American Stock Transfer & Trust Company, as trustee. (*)

4.2	Twenty-Ninth Supplemental Indenture, dated as of June 20, 2008, by and among D.R. Horton, Inc., the guarantors party thereto and American Stock Transfer & Trust Company, LLC, formerly known as American Stock Transfer & Trust Company, as trustee. (**)

99.1	Press release dated June 20, 2008. (**)

(*)	Incorporated herein by reference from Exhibit 4.1(a) to the Company’s Registration Statement on Form S-3 (No. 333-27521), filed with the SEC on May 21, 1997.

(**)	Filed herewith.